UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2016

SENSEONICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37717	47-1210911
(Commission File No.)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway

Germantown, MD 20876

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 515-7260

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation and Bylaws

On March 22, 2016, Senseonics Holdings, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware in connection with the Company’s public offering of shares of its common stock (the “Offering”). The Company’s board of directors  (the “Board”) and stockholders previously approved the Amended Certificate to be filed in connection with the Offering, and the form of the Amended Certificate was filed as an exhibit to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed in connection with the Offering.  On March 23, 2016, the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) became effective in connection with the closing of the Offering.  The Board and stockholders previously approved the Amended Bylaws to become effective on the closing of the Offering, and the form of the Amended Bylaws was filed as an exhibit to the Registration Statement.

The Amended Certificate amends and restates in its entirety the Company’s Certificate of Incorporation and the Amended Bylaws amend and restate, in their entirety, the Company’s Bylaws.  Collectively, the Amended Certificate and the Amended Bylaws, among other things: (i) authorize 250,000,000 shares of common stock; (ii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; (iii) provide that the Board be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (iv) provide that directors may only be removed with cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (v) provide that, subject to limited exceptions, vacancies on the Board shall only be filled by the remaining members of the Board; (vi) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (vii) provide that only the Board, the chairman of the Board or the chief executive officer may call a special meeting of stockholders.

The foregoing description of the Amended Certificate and the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Certificate, which is filed as Exhibit 3.1 hereto, and the Amended Bylaws, which are filed as Exhibit 3.2 hereto, each of which is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2016	SENSEONICS HOLDINGS, INC.

	By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.